AGREEMENT OF SUBLEASE


                             between


                        BARCLAYS BANK PLC
                                         Sub landlord

                               and


                            DVL, INC.
                                         Sub tenant

                   Dated: as of August 1, 1998


                            Premises:
                            --------

                   Approximately 5,679 rentable
             square feet on the 7th floor located at
                       70 East 55th Street
                       New York, New York





            AGREEMENT OF SUBLEASE, made as of the 1st day of August, 1998, between BARCLAYS BANK PLC, a banking corporation organized under the laws of England, having an office at 222 Broadway, Attn: Facilities Management and Corporate Services, New York, New York 10038 ("Sublandlord") and DVL, INC., a Delaware Corporation having an office at 34 River Road Bogota, New Jersey ("Subtenant")




                        W I T N E S E T H:
                        - - - - - - - - -

          WHEREAS, by Agreement of Lease (the "Overlease"), dated as of February 9, 1988, between The Overton-La Cholla Joint Venture (as successor-in-interest to Fidelity Service Corporation) ("OVERLANDLORD"), as landlord, and Barclays Bank of New York, N.A. (as predecessor-in-interest to Sublandlord), as tenant, Overlandlord leased to Sublandlord certain premises (the "ENTIRE PREMISES") including floors six (6) and seven (7) of the building (the "BUILDING") known as 70 East 55th Street, New York, New York, as more particularly described in the Overlease; and

          WHEREAS, Sublandlord desires to sublease to Subtenant that portion of the Entire Premises consisting of all of the rentable square feet on the 7th floor containing approximately 5,679 rentable square feet (the "Premises"), of the Building (as more particularly shown on the plans attached as EXHIBIT "A") and Subtenant desires to hire the Premises from Sublandlord on the terms and conditions contained herein.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is mutually agreed as follows:

          1. SUBLEASING OF PREMISES. Sublandlord hereby subleases to Subtenant, and Subtenant hereby hires from Sublandlord, the Premises, upon and subject to the terms and conditions hereinafter set forth.

         2. TERM. The term (the "Term") of this Sublease shall be deemed to have commenced on August 1, 1998 (the "COMMENCEMENT DATE"), and shall terminate at 12:00 midnight on February 7, 2003 (the "EXPIRATION Date") , or on such earlier date upon which the Term shall expire or be canceled or terminated pursuant to any of the conditions or covenants of this Sublease or pursuant to law. Sublandlord represents that the Expiration Date of the Overlease is February 8, 2003.

          3.   FIXED ANNUAL RENT AND ADDITIONAL RENT.

             3.1 (i) Subtenant shall pay to Sublandlord, in currency which at the time of payment is legal tender for public and private debts in the United States of America, as fixed annual rent ("FIXED ANNUAL RENT") during the Term, an amount equal to TWO HUNDRED TWENTY-SEVEN THOUSAND ONE HUNDRED SIXTY DOLLARS ($227,160) per annum, payable in equal monthly installments of EIGHTEEN THOUSAND NINE HUNDRED THIRTY DOLLARS ($18,930.00), for the period commencing on the Commencement Date and ending on the Expiration Date, both dates inclusive. Subtenant shall pay to Sublandlord such monthly installments of Fixed Annual Rent in advance on the first (1st) day of each month during the Term. However, upon the execution of this Sublease, Subtenant shall prepay to Sublandlord an amount equal to a monthly installment of Fixed Rent which shall be credited toward the first month of the Term in which Fixed Rent shall become due.

                (ii) So long as no default by Subtenant shall have occurred and be continuing after notice by Sublandlord under this Sublease, Subtenant shall be entitled to concessions of Fixed Annual Rent only equal to the monthly installments of Fixed Annual Rent that would otherwise be due pursuant to subsection 3.1(i) hereof for each of the first through third calendar months of the Term. In all other respects, Subtenant s obligations under this Sublease shall commence on the Commencement Date and continue uninterrupted as provided for herein.

            3.2 (i) Under the terms of the Overlease, for each Tax Year (as such term is defined in the Overlease) during the Term, Sublandlord is required to pay to Overlandlord a Tenant s Tax Payment (as such term is defined in the Overlease) which amount, as well as the amount of the Taxes (as such term is defined in the Overlease) for the Tax Year, the estimated amount of which is to be set forth on an Escalation Statement (as such term is defined in the Overlease) which Overlandlord is to submit to Sublandlord. To the extent that Sublandlord is required to pay to Overlandlord a Tenant s Tax Payment and the amount of the Taxes set forth on the Escalation Statement for any Tax Year exceeds the Taxes for the fiscal year July 1, 1998 to June 30, 1999 ("SUBTENANT S BASE TAX"), Sublandlord shall submit a statement ("SUBTENANT ESCALATION STATEMENT") to Subtenant reflecting the amount of the Taxes due for such Tax Year, and the amount which Subtenant shall pay to Sublandlord, as Additional Rent (as hereinafter defined), which shall be an amount ("SUBTENANT S TAX PAYMENT") equal to forty-eight and 15/100 percent (48.15%) (such percentage shall be hereinafter referred to as "SUBTENANT S TAX SHARE") of Tenant s Tax Share of the amount by which Taxes for such Tax Year exceed Subtenant s Base Tax. Sublandlord and Subtenant agree that as of the date hereof, Subtenant s Tax Share is 48.15%; provided however, that if, from time to time, the number of rentable square feet comprising the Entire Premises shall change, Subtenant s Tax Share shall equal a percentage, expressed as a fraction, the numerator of which shall be the number of rentable square feet comprising the Premises, from time to time, and the denominator of which shall be the number of rentable square feet comprising the Entire Premises, from time to time, as the same may be adjusted from time to time by reason of a change in the number of rentable square feet comprising (i) the Entire Premises pursuant to the provisions of the Overlease or (ii) the Premises pursuant to this Sublease. Subtenant s Tax Payment for each Tax Year shall be due and payable in twelve (12) equal monthly installments, on the first day of each calendar month, based upon the Subtenant Escalation Statement furnished to Subtenant. Sublandlord s failure to render a Subtenant Escalation Statement during or with respect to any Tax Year shall not prejudice Sublandlord s right to render a Subtenant Escalation Statement during or with respect to any subsequent Tax Year, and shall not eliminate or reduce Subtenant s obligation to make Subtenant s Tax Payments pursuant to this Section 3.2 for such subsequent Tax Year. Upon receipt of a revised Escalation Statement from Overlandlord, Sublandlord shall
     (i) credit the excess, if any, of Subtenant s Tax Payment over the amount set forth in the Escalation Statement revised to reflect the actual Taxes for such Tax Year against subsequent payments under this Section 3.2, or
     (ii) Subtenant shall pay to Sublandlord, within twenty
     (20) days after being furnished with a revised Subtenant Escalation Statement, Subtenant s Tax Share of the excess, if any, of the actual Taxes over the estimated Taxes for such Tax Year, as the case may be. Sublandlord shall not be responsible for any inaccuracy in the Escalation Statement provided to it by Overlandlord or for any inaccuracy in the Subtenant Escalation Statement which is based on information provided by Overlandlord to Sublandlord in the Escalation Statement, and except to the extent as may be required under the provisions of this Sublease, Sublandlord shall not be required to contest any information contained in the Escalation Statement. In the event that Subtenant requests that Sublandlord contest the information contained in the Escalation Statement and Sublandlord refuses to do so, Subtenant may contest the information contained in the Escalation Statement, pursuant to all terms and conditions of Section 5.4 hereof. If, however, Sublandlord does contest any information concerning the



     Tenant s Tax Payment contained in the Escalation
     Statement and is entitled to a refund in any amounts paid in connection with the Escalation Statement, Sublandlord shall refund to Subtenant the amount of Subtenant s Tax
     Share of any such refund.

          (ii) Subtenant shall not institute tax reduction or other proceedings to reduce the assessed valuation of the Land (as such term is defined in the Overlease) or the Building, it being expressly understood and agreed that only Overlandlord shall be eligible to institute such tax reduction proceedings. Should any such tax reduction proceedings be successful and a rebate or a credit is obtained (which rebate or credit shall reflect the fact that Overlandlord and Sublandlord shall be entitled to deduct therefrom its respective reasonable costs and expenses, including, without limitation, reasonable appraisal accounting and legal fees in connection therewith) for any Tax Year for which Subtenant has paid installments of Subtenant s Tax Payment, Sublandlord, to the extent it shall receive its share of such rebate or credit, either by payment or a credit against rental payments under the Overlease, shall either pay to Subtenant, or credit to Subtenant (whichever Sublandlord receives under the Overlease) against the next installments of Fixed Annual Rent and payments of Additional Rent payable under this Sublease, an amount equal to Subtenant s Tax Share of any such rebate or credit (which amount shall not exceed the amount paid by Subtenant as Subtenant s Tax Payment for the Tax Year with respect to which such rebate or credit is obtained) for which Sublandlord shall receive a refund or credit from Overlandlord.

            3.3 Under the terms of the Overlease, for each Operating Year (as such term is defined in the Overlease) during the Term, Sublandlord is required to pay to Overlandlord a Tenant s Expense Payment (as such term is defined in the Overlease) the estimated amount of which for the Operating Year, is to be set forth on an Escalation Statement which Overlandlord. is to submit to Sublandlord. To the extent that Sublandlord is required to pay to Overlandlord a Tenant s Expense Payment and the amount of the Expenses set forth on the Escalation Statement for any Operating Year exceeds the Expenses for the calendar year 1999 ("SUBTENANT S BASE EXPENSE FACTOR"), Sublandlord shall submit a statement ("SUBTENANT ESCALATION STATEMENT") to Subtenant reflecting the amount of the Expenses due for such Operating Year, and the amount which Subtenant shall pay to Sublandlord as Additional Rent (as hereinafter defined), which shall be an amount ("SUBTENANT S EXPENSE PAYMENT") equal to forty-eight and 15/100 percent (48.15%) (such percentage shall be hereinafter referred to as "SUBTENANT S EXPENSE SHARE") of Tenant s Expense Share of the amount by which the Expenses for such Operating Year exceed Subtenant s Base Expense Factor. Sublandlord and Subtenant agree that as of the date hereof, Subtenant s Expense Share is 48.15%; provided however, that if, from time to time, the number of rentable square feet comprising the Entire Premises shall change, Subtenant s Expense Share shall equal a percentage, expressed as a fraction, the numerator of which shall be the number of rentable square feet comprising the Premises, from time to time, and the denominator of which shall be the number of rentable square feet comprising the Entire Premises, from time to time, as the same may be~adjusted from time to time by reason of a change in the number of rentable square feet comprising (i) the Entire Premises pursuant to the provisions of the Overlease or (ii) the Premises pursuant to this Sublease. Subtenant s Expense Payment for each Operating Year shall be due and payable in twelve (12) equal monthly installments, on the first day of each calendar month, based upon the Subtenant Escalation Statement furnished to Subtenant. Sublandlord s failure to render a Subtenant Escalation Statement during or with respect to any Operating Year shall not prejudice Sublandlord s right to render a Subtenant Escalation Statement during or with respect to any subsequent Operating Year, and shall not eliminate or reduce Subtenant s obligation to make Subtenant s Expense Payments pursuant to this Section 3.3 for such subsequent Operating Year. Upon receipt of a revised Escalation Statement from Overlandlord, Sublandlord shall (i) credit the excess, if any, of Subtenant s Expense Payment over the amount set forth in the Escalation Statement revised to reflect the actual Expenses for such Operating Year against subsequent payments under this Section 3.3, or
     (ii) Subtenant shall pay to Sublandlord, within twenty
     (20) days after being furnished with a revised Subtenant Escalation Statement, Subtenant s Expense Share of the excess, if any, of the actual Expenses over the estimated Expenses for such Operating Year, as the case may be. Sublandlord shall not be responsible for any inaccuracy in the Escalation Statement provided to it by Overlandlord or for any inaccuracy in the Subtenant Escalation Statement which is based on information provided by Overlandlord to Sublandlord in the Escalation Statement, and except to the extent as may be required under the provisions of this Sublease, Sublandlord shall not be required to contest any information contained in the Escalation Statement. In the event that Subtenant requests that Sublandlord contest the information contained in the Escalation Statement and Sublandlord refuses to do so, Subtenant may contest the information contained in the Escalation Statement, pursuant to all terms and conditions of Section 5.4 hereof. If, however, Sublandlord does contest any information concerning the Tenant s Expense Payment contained in the Escalation Statement and is entitled to a refund in any amounts paid in connection with the Escalation Statement, Sublandlord shall refund to Subtenant the amount of Subtenant s Expense Share of any such refund.

         3.4  If, pursuant to Section 3.2 (i) hereof,
     Subtenant s Tax Share or Subtenant s Expense Share shall change during a Tax Year or an Operating Year, as the case may be, then the amount of Subtenant s Tax Payment or Subtenant s Expense Payment for such Tax Year or Operating Year, as the case may be, shall be adjusted to reflect such change in Subtenant s Tax Share or Subtenant s Expense Share.

           3.5 In addition to the foregoing, Subtenant shall pay to Sublandlord, as Additional Rent, upon the rendition to Subtenant of a bill therefor, one hundred percent (100%) of all costs, charges and sums charged against Sublandlord under the Overlease allocable solely to the Premises not otherwise expressly provided for pursuant to Sections 3.3 and 3.4 or otherwise herein.

            3.6  (a)   All Fixed Annual Rent, Additional Rent
     and all other costs, charges and sums payable by Subtenant hereunder (collectively, "Rental"), shall constitute rent under this Sublease, and except as otherwise set forth herein, shall be payable to Sublandlord on the first day of each calendar month of the Term, and shall be paid to Sublandlord at its address as set forth in Article 14 hereof, unless Sublandlord shall otherwise so direct in writing.

             (b) If Sublandlord defaults in the payment of any rent it owes to Overlandlord under the Overlease, upon request of Overlandlord, Subtenant shall pay any Fixed Annual Rent or Additional Rent it owes under the Sublease directly to Overlandlord; provided, however, the receipt of any sums by Overlandlord from Subtenant shall not be deemed to release Sublandlord from its obligations under the Overlease, nor shall such collection be deemed to create a direct tenancy between Overlandlord and Subtenant.

               3.7 Subtenant shall promptly pay the Rental as and when the same shall become due and payable without set off or deduction of any kind whatsoever (except as otherwise provided in this Sublease), and, in the event of Subtenant s failure to pay the same when due (subject to any grace periods provided herein), Sublandlord shall have all of the rights and remedies provided for herein or at law or in equity, in the case of non-payment of rent. It is expressly agreed and understood that Subtenant s obligation to pay Rental shall commence on the Commencement Date (subject to the provisions of Section 3.1(ii)); PROVIDED, however, that in the event that the Commencement Date is not the first day of a calendar month, Rental for the first month of the Term shall be prorated accordingly.

             3.8 Sublandlord s failure during the Term to prepare and deliver any statements or bills required to be delivered to Subtenant hereunder, or Sublandlord s failure to make a demand under this Article 3 or under any other provisions of this Sublease shall not in any way be deemed to be a waiver of, or cause Sublandlord to forfeit or surrender its rights to collect any Additional Rent which may have become due pursuant to this Article
     3 during the Term. Subtenant s liability for Fixed Annual Rent and Additional Rent due under this Article 3 accruing during the Term, and Sublandlord s obligation to refund overpayments of or adjustments to Fixed Annual Rent or Additional Rent paid to it by Subtenant, shall survive the expiration or sooner termination of this Sublease. Notwithstanding the foregoing, Subtenant shall have no obligations to make any payments under this
     Article 3 if Sublandlord has not first requested such payment by the third anniversary following the Expiration Date.

             3.9 Except as otherwise provided herein, in no event shall any adjustment of any payments payable by Subtenant hereunder result in a decrease in Fixed Annual Rent, nor shall any adjustment of Subtenant s Operating Payment result in a decrease in Subtenant s Tax Payment, nor shall any adjustment of Subtenant s Tax Payment result in a decrease in Subtenant s Operating Payment. Accordingly, the payment of (i) Subtenant s Operating Payment under this Article 3 is an obligation supplemental to Subtenant s obligations to pay Fixed Annual Rent and Subtenant s Tax Payment and (ii) Subtenant s Tax Payment under this Article 3 is an obligation supplemental to Subtenant s obligations to pay Fixed Annual Rent and Subtenant s Operating Payment.

            3.10    For purposes of this Sublease, the term
     "ADDITIONAL RENT" shall include, without limitation, individually and collectively, Subtenant s Tax Payment and Subtenant s Operating Payment.

          4. ELECTRICITY. The Premises shall be directly metered as provided in Article 43 of the Overlease.

          5.   SUBORDINATION TO AND INCORPORATION OF THE
     OVERLEASE.

                5.1 This Sublease is in all respects subject and subordinate to the terms, conditions and covenants of the Overlease, and to all matters to which the Overlease is subject and subordinate. Sublandlord represents that a true and complete copy of the Overlease is annexed to this Sublease as Exhibit B. In the event of termination, re- entry or dispossession by the Overlandlord under the Overlease, Overlandlord, may, at its option, take over all of the right, title and interest of Sublandlord under this Sublease, and Subtenant shall, at Overlandlord s option, attorn to Overlandlord pursuant to the provisions of this Sublease, except that Overlandlord shall not (i) be liable for any previous act or omission of Sublandlord under this Sublease, (ii) be subject to any offset, not expressly provided in this Sublease, which theretofore accrued to Subtenant against Sublandlord, (iii) be bound by any previous modification of this Sublease (as to which Overlandlord has not previously consented) or by any previous prepayment of more than one month s rent,
     (iv) be bound by any covenant to undertake or complete any construction of the Premises or any portion thereof, and (v) be bound by any obligation to make any payment to or on behalf of Subtenant. Subtenant shall indemnify Sublandlord for, and shall hold it harmless from and against, any and all losses, damages, penalties, liabilities, costs and expenses, including, without limitation, reasonable attorneys fees and disbursements, which may be sustained or incurred by Sublandlord by reason of Subtenant s failure to keep, observe or perform any of the terms, provisions, covenants, conditions and obligations on Sublandlord s part to be kept, observed or performed under the Overlease with respect to the Premises to the extent same shall have been incorporated herein (provided, however, that Subtenant s obligations to pay any sums of money shall be solely pursuant to this Sublease), or otherwise arising out of or with respect to Subtenant s use and occupancy of the Premises from and after the Commencement Date in violation of the terms of this Sublease. Sublandlord shall indemnify Subtenant for, and shall hold it harmless from and against, any and all losses, damages, penalties, liabilities, costs and expenses, including, without limitation, reasonable attorneys fees and disbursements, which may be sustained or incurred by Subtenant by reason of Sublandlord s failure to keep, observe or perform any of the terms, provisions, covenants, conditions and obligations on Sublandlord s part to be kept, observed or performed under the Overlease with respect to the Premises to the extent same shall have been incorporated herein.

          5.2 Except as otherwise expressly provided in this Sublease, the terms, covenants, provisions and conditions of the Overlease are incorporated herein by reference MUTATIS MUTANDIS so that (except to the extent that they are inapplicable to, inconsistent with, or are modified by the provisions of this Sublease) for the purpose of incorporation by reference, each and every term, covenant, agreement and provision and condition of the Overlease binding upon the tenant thereunder shall, in respect of this Sublease, bind the Subtenant with the same force and effect as if such terms, covenants, provisions and conditions were completely set forth in this Sublease, including, without limitation, all of the default provisions set forth in the Overlease. It is specifically acknowledged that (i) none of the rights of the tenant under the Overlease shall inure to the benefit of the Subtenant except to the extent expressly set forth in this Sublease and (ii) all of the rights of the landlord under the Overlease shall inure to the benefit of Sublandlord. Notwithstanding anything contained herein to the contrary, Subtenant has no right to exercise any expansion or renewal rights or grant any waivers. The following provisions of the Overlease shall not be incorporated into this Sublease: Article 37; Sections 38.01.A. (a) and (d) ; Sections 38.02.A. (a) and (c);
     Section 46.01; Section 47.01; Section 50.01; Section 50.02; Section 50.03; Section 53.01; Article 61; Article 62; Article 63; Article 64; Article 65; Article 66;
     Article 67 and Schedule C.

           5.3   All terms, covenants, conditions and
     provisions of the Overlease, except as provided in
     Section 5.2 hereof, are hereby incorporated in this Sublease with the same force and effect as if set forth in full herein. For this purpose, wherever the term "Landlord", "Tenant", "this lease" or "Demised Premises" appear in the Overlease, the same shall be deemed to refer in this Sublease to "Sublandlord", "Subtenant", "this Sublease" and "Premises", respectively.


          5.4 Notwithstanding anything to the contrary contained in this Sublease, Subtenant may exercise Sublandlord s rights as tenant under the Overlease to enforce the performance by Overlandlord of the building service or maintenance obligations or any other obligations owed by Overlandlord which benefit Subtenant under the Sublease. If Overlandlord refuses to recognize that Subtenant is thus subrogated to Sublandlord s rights, upon Subtenant s request, Sublandlord will use reasonable efforts to enforce its rights under the Overlease for Subtenant s benefit (including the giving of notices to Overlandlord). Subtenant will reimburse Sublandlord for reasonable fees and costs incurred in connection with the enforcement of such rights. Notwithstanding the foregoing, Sublandlord shall have no obligation to commence any legal proceeding to obtain any relief sought by Subtenant by reason of Overlandlord s breach of its obligations under the Sublease; provided, however, that Sublandlord shall sign, to the extent Sublandlord s signature is necessary, such papers as are reasonably required to enable Subtenant to proceed in Sublandlord s name, in any legal proceeding to enforce Sublandlord s obligations under the Overlease. Subtenant shall indemnify Sublandlord (and hold Sublandlord harmless) from and against any and all loss, cost, liability, judgment, damage or expense (including reasonable fees and costs) which Sublandlord incurs, or which may be asserted against Sublandlord, by reason of any such legal proceeding. Subtenant agrees to provide Sublandlord with additional adequate security, reasonably requested by Sublandlord, to cover the costs involved with such legal proceedings. This Section shall survive the expiration or earlier termination of this Sublease.

           6. USE; SIGNAGE. Subtenant shall use and occupy the Premises for executive and general offices, and not in contravention with Article 45 of the Overlease. Subject to the provisions of the Overlease, Subtenant shall be permitted to have its name displayed on exterior doors of the Premises and in the 7th floor elevator lobby, the location, size and design of which signage shall be subject to Sublandlord s approval. Subtenant is entitled to 48.15% (or a percentage equal to Subtenant s Expense Share) of the number of Sublandlord s listings in the Building lobby directory.






            7.  COVENANTS WITH RESPECT TO THE OVERLEASE.

                7.1  (i)   Subtenant shall not do anything
     that would constitute a default under the terms of the Overlease or omit to do anything that Subtenant is obligated to do under the terms of this Sublease so as to cause there to be a default under the Overlease.

                   (ii)     Sublandlord shall not do anything
     that would constitute a default under the terms of the Overlease or omit to do anything that Sublandlord is obligated to do under the terms of the Overlease (and Subtenant is not solely obligated to do under the terms of this Sublease) so as to cause a default under the Overlease. Sublandlord agrees that it shall not consent to any modification or amendment of the Overlease which would have a material adverse effect on the rights or obligations of Subtenant under this Sublease, unless it obtains the prior consent of Subtenant to such modification or amendment.

                  (iii)     Sublandlord covenants and agrees
     that (a) it shall not agree to shorten the term of the Overlease with respect to the Premises or voluntarily surrender its interest as tenant in and to the Overlease with respect to the Premises without the prior consent of Subtenant, except in the event of a casualty or condemnation and (b) if the Overlease is terminated by reason of a default by Overlandlord under any mortgage, and as a result thereof, Sublandlord may be entitled to a new lease for the Premises (the "NEW LEASE") from a mortgagee, Sublandlord shall be under no obligation to enter into such New Lease.

           7.2 The time limits set forth in the Overlease for the giving of notices, making demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are changed for the purpose of this Sublease, by lengthening or shortening the same in each instance, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublandlord or Subtenant, as the case may be, (and each party covenants that it will do so) within three (3) days prior to the expiration of the time limit, taking into account the maximum grace period, if any, relating thereto contained in the Overlease. Each party shall promptly deliver to the other party copies of all notices, requests or demands which relate to the Premises or the use or occupancy thereof after receipt of same from Overlandlord.

           8.     Services and Repairs.

              8.1 Notwithstanding anything to the contrary contained in this Sublease or the Overlease (except to the extent provided in Section 16.1 hereof), Sublandlord shall not be required to provide any of the services that Overlandlord has agreed to provide, whether or not specified in the Overlease or required by law, or make any of the repairs or restorations that Overlandlord has agreed to make pursuant to the Overlease or is required to make by law, or comply with any laws or requirements of any governmental authorities, or take any other action that Overlandlord has agreed to provide, furnish, make, comply with, or take, or cause to be provided furnished, made, complied with or taken under the Overlease, but Sublandlord agrees to use all diligent efforts to obtain the same from Overlandlord (provided, however, that Sublandlord shall not be obligated to use such efforts or take any action which might give rise to a default under the Overlease), and Subtenant shall rely upon, and look solely to, Overlandlord for the providing, furnishing or making thereof or compliance therewith. The costs incurred in obtaining the foregoing shall be apportioned between Sublandlord and Subtenant to the extent each party benefits from the same. Sublandlord agrees that it shall promptly request from Overlandlord any additional services requested by Subtenant that Overlandlord is obligated to furnish pursuant to the Overlease and it shall use diligent efforts, at Subtenant s sole cost and expense, to obtain the same from Overlandlord on Subtenant s behalf. If Overlandlord shall default in the performance of any of its obligations under the Overlease Sublandlord shall, upon request of Subtenant, timely institute and diligently prosecute any action or proceeding which Subtenant, in its reasonable judgment, deems meritorious, in order to have Overlandlord make such repairs, provide such services or comply with any other obligation of Overlandlord under the Overlease or as required by law provided that the costs incurred in and the benefits derived from obtaining the foregoing shall be apportioned between Sublandlord and Subtenant to the extent each party benefits from the same. Sublandlord shall, at the request of Subtenant, enforce any guarantees or warranties made by Overlandlord to Sublandlord under the Overlease with respect to the Premises, provided that the costs incurred in and the benefits derived from enforcing such guaranties shall be apportioned between Sublandlord and Subtenant to the extent each party benefits from the same. Subtenant shall indemnify and hold harmless Sublandlord from and against any and all such claims arising from or in connection with such request, action or proceeding. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature, including, without limitation, reasonable attorneys fees and disbursements, incurred in connection with any such claim, action or proceeding brought thereon. Provided that Sublandlord has otherwise complied with the terms and provisions of this Section 8.1, Subtenant shall not make any claim against Sublandlord for any damage which may arise, nor shall Subtenant s obligations hereunder be diminished, by reason of (i) the failure of Overlandlord to keep, observe or perform any of its obligations pursuant to the Overlease unless such failure is due to Sublandlord s negligence, willful misconduct or default under the Overlease, or (ii) the acts or omissions of Overlandlord or any of its agents, contractors, servants, employees, invitees or licensees. The provisions of this
     Article 8 shall survive the expiration or earlier termination of the Term hereof.

            9.     CONSENTS.

                9.1     Sublandlord agrees that whenever its
     consent or approval is required hereunder, or where something must be done to Sublandlord s satisfaction, it shall not unreasonably withhold or delay such consent or approval; provided, however, that whenever the consent or approval of Overlandlord, the lessor under a superior lease, or the mortgagee under a mortgage, as the case may be, is also required pursuant to the terms of the Overlease if Overlandlord, the lessor under a superior lease, or the mortgagee under a mortgage shall withhold its consent or approval for any reason whatsoever, Sublandlord shall not be deemed to be acting unreasonably if it shall also withhold its consent or approval. If Overlandlord shall withhold its consent or approval in connection with this Sublease or the Premises in any instance where, under the Overlease, the consent or approval of Overlandlord may not be unreasonably withheld, Sublandlord, upon the request and at the expense of Subtenant, shall either (i) timely institute and diligently prosecute any action or proceeding which Subtenant, in its reasonable judgment, deems meritorious, in order to dispute such action by Overlandlord or (ii) permit Subtenant, to the extent allowable under the Overlease, to institute and prosecute such action or proceeding in the name of Sublandlord, provided that Subtenant shall keep Sublandlord informed of its actions and shall not take any action which might give rise to a default under the Overlease. Subtenant shall indemnify and hold harmless Sublandlord from and against any and all such claims arising from or in connection with such request, action or proceeding.

              9.2 If Subtenant shall request Sublandlord s consent to or approval of any matter hereunder with respect to which Sublandlord has expressly agreed herein that its consent or its approval shall not be unreasonably withheld, and Sublandlord shall fail or refuse to give such consent or approval, and Subtenant shall dispute the reasonableness of Sublandlord s refusal to give such consent or approval, such dispute shall be finally determined by arbitration in The City of New York in accordance with the following provisions of this Section. Within ten business days following the giving of any notice by Subtenant to Sublandlord stating that it wishes such dispute to be so determined, Sublandlord and Subtenant shall each give notice to the other setting forth the name and address of an arbitrator designated by each party giving such notice. If either party shall fail to give notice of such designation within said ten business days, then the arbitrator chosen by the other party shall make the determination of Sublandlord s reasonableness or unreasonableness alone in accordance with the provisions stated below, except as such provisions relate to the number of arbitrators. The two arbitrators shall designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five business days after the designation of the second arbitrator, then either party may apply to the New York office of the American Arbitration Association for the designation of such third arbitrator. All arbitrators shall be persons who shall have had at least fifteen years of continuous experience in the practice of commercial real estate law in the Borough of Manhattan, The City of New York and who are not acting and have not have acted as legal counsel for either party to such dispute. The three arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing and giving notice to Sublandlord and Subtenant of their determination as soon as practicable, and if possible, within five business days after the designation of the third arbitrator; the concurrence of any two of said arbitrators shall be binding upon Sublandlord and Subtenant, or, in the event no two of the arbitrators shall render a concurrent determination, then the determination of the third arbitrator designated shall be binding upon Sublandlord and Subtenant. The determination of such arbitrators shall be limited to the following issues: first, whether Sublandlord was reasonable or unreasonable in failing to grant the consent or approval in question and, second, if the determination on the first issue is that Sublandlord was unreasonable, whether Sublandlord acted maliciously or in bad faith in failing to grant such consent or approval. Without limiting the generality of the immediately preceding sentence, the arbitrators shall not have the power to award compensatory, consequential, punitive or other damages to any party. Judgment upon any determination rendered in any arbitration held pursuant to this Section shall be final and binding upon Sublandlord and Subtenant, whether or not a judgment shall be entered in any court. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Section, including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this Section, and the parties shall share all other expenses and fees of any such arbitration. The arbitrators shall be bound by the provisions of this Sublease, and shall not add to, subtract from or otherwise modify such provisions. If the determination shall be adverse to Sublandlord, Sublandlord, nevertheless, shall not be liable to Subtenant for a breach of Sublandlord s covenant not to unreasonably withhold such consent or approval, and Subtenant s sole remedy in such event shall be (i) the granting of consent or approval by Sublandlord with respect to such request under this Sublease and (ii) the payment by Sublandlord of Subtenant s reasonable attorneys fees in obtaining such determination. Notwithstanding the preceding sentence, if the arbitration described above shall have finally determined that Sublandlord shall have maliciously or otherwise in bad faith withheld any such consent or approval, Subtenant may seek compensatory damages against Sublandlord. Any such action for damages against Sublandlord shall be determined in a separate proceeding by a court of competent jurisdiction. Except in the case of a determination by the arbitration that Landlord withheld consent with malice or in bad faith as described above, Sublandlord shall have no liability for damages to Subtenant for Sublandlord s refusal or failure to give such consent or approval. The remedy provided in this
     Section is exclusive with respect to the subject matter thereof and, as a material inducement to Sublandlord to agree to act reasonably to the extent expressly provided herein, Subtenant expressly waives any other remedies, judicial or otherwise.

          10. Termination of Overlease. If the Overlease is terminated by Overlandlord pursuant to the terms thereof with respect to all or any portion of the Premises prior to the Expiration Date for any reason whatsoever, including, without limitation, by reason of casualty or condemnation, this Sublease shall thereupon terminate with respect to any corresponding portion of the Premises, and (unless such termination of the Overlease shall be as a result of Sublandlord s default thereunder or a voluntary surrender of the Premises, other than a surrender of the Premises permitted under the Overlease with respect to a termination of the Overlease by reason of casualty to or condemnation of the Premises or the Building) Sublandlord shall not be liable to Subtenant by reason thereof. In the event of such termination, Sublandlord shall return to Subtenant the Security Deposit and that portion of the Rental paid in advance by Subtenant with respect to such portion of the Premises, if any, prorated as of the date of such termination.

          11. SUBLEASE, NOT ASSIGNMENT. Notwithstanding anything contained herein, this Sublease shall be deemed to be a sublease of the Premises and not an assignment, in whole or in part, of Sublandlord s interest in the Overlease.

          12. DAMAGE, DESTRUCTION, FIRE AND OTHER CASUALTY; CONDEMNATION. Notwithstanding anything to the contrary contained in this Sublease or in the Overlease incorporated herein by reference, Subtenant shall not have the right to terminate this Sublease as to all or any part of the Premises, or be entitled to an abatement of Fixed Annual Rent, Additional Rent or any other item of Rental, by reason of a casualty or condemnation affecting the Premises unless Sublandlord is entitled to terminate the Overlease or is entitled to a corresponding abatement with respect to its corresponding obligation under the Overlease. If Sublandlord is entitled to terminate the Overlease for all or any portion of the Premises by reason of casualty or condemnation, Subtenant may terminate this Sublease as to any corresponding part of the Premises by written notice to Sublandlord given at least five (5) business days prior to the date(s) Sublandlord is required to give notice to Overlandlord of such termination under the terms of the Overlease.

                13. NO WAIVERS. Failure by Sublandlord or Subtenant in any instance to insist upon the strict performance of any one or more of the obligations of the other party under this Sublease, or to exercise any election herein contained, shall in no manner be or be deemed to be a waiver of any defaults or breaches hereunder or of any rights and remedies by reason of such defaults or breaches, or a waiver or relinquishment for the future of the requirement of strict performance of any and all obligations hereunder. Further, no payment by Subtenant or receipt by Sublandlord of a lesser amount than the correct amount or manner of payment of Rental due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Sublandlord may accept any checks or payments as made without prejudice to Sublandlord s right to recover the balance or pursue any other remedy in this Sublease or otherwise provided at law or equity.

           14. NOTICES. Any notice, statement, demand, consent, approval, advice or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Sublease or pursuant to any applicable law or requirement of public authority (collectively, "COMMUNICATIONS") shall be in writing and shall be deemed to have been properly given, rendered or made only if sent by personal delivery, receipted by the party to whom addressed, or registered or certified mail, return receipt requested, posted in a United States post office station in the continental United States, addressed (i) to Sublandlord at its address first above written, and (ii) to Subtenant at the address set forth on the first page of this Sublease (Attn: General Counsel) until Subtenant shall have moved into the Premises, and thereafter, at the Premises. All such communications shall be deemed to have been given, rendered or made when delivered and receipted by the party to whom addressed, in the case of personal delivery, or three (3) days after the day so mailed. Either party may, by notice as aforesaid actually received, designate a different address or addresses for communications intended for it.

           15.     BROKER.     Subtenant and Sublandlord each
     covenants, warrants and represents to the other that each has had no dealings, conversations or negotiations with any broker concerning the execution and delivery of this Sublease other than Cushman & Wakefield ( the "Broker")
     . Subtenant and Sublandlord each agrees to indemnify and hold each other harmless from and against any and all claims made by any broker or other party (other than the Broker with respect to Subtenant s indemnity to Sublandlord) for any brokerage commissions, finder s fee or similar compensation and all costs, expenses and liabilities in connection therewith, including, without limitation, any liability to Overlandlord arising out of, or in connection with, the Consent (as hereinafter defined), and reasonable attorneys fees and disbursements, arising out of any claim of or liability to any broker or such other party who shall claim to have dealt solely with such indemnifying party in connection with this transaction (other than the Broker). Sublandlord shall pay any brokerage commissions due the Broker in connection with this transaction pursuant to a separate agreement between Sublandlord and Broker. The provisions of this Article 15 shall survive the expiration or earlier termination of the Term hereof.

           16.    CONDITION OF THE PREMISES; SUBLANDLORD WORK.

                16.1 Sublandlord has not made and does not make any representations or warranties as to the physical condition of the Premises, the use to which the Premises may be put, or any other matter or thing affecting or relating to the Premises, except as specifically set forth in this Sublease. Sublandlord shall have no obligation whatsoever to alter, improve, decorate or otherwise prepare the Premises for Subtenant s occupancy. Sublandlord shall deliver the Premises on the Commencement Date in broom clean condition, and Sublandlord s furnishings, fixtures and equipment (in current "as-is" condition) shall remain for Subtenant s use, (which, as long as no Event of Default has occurred hereunder, shall be retained by Subtenant upon the expiration of this Sublease) which Subtenant covenants and agrees to maintain in good order and condition throughout the Term.

              16.2     The indemnity in Section 8 hereof shall
     not apply to any efforts by Subtenant to require
     Overlandlord to remedy any problems in connection with the air conditioning system.

              16.3     Sublandlord shall not be liable for any
     cost in connection with remedying any problems in connection with the air conditioning system or the security system for the premises.

            16.4     Upon the Expiration Date or earlier
     termination of the Term, Subtenant shall quit and surrender the Premises "broom-clean" to Sublandlord in good order and repair, except for ordinary wear and tear and such damage or destruction as Overlandlord or Sublandlord is required to repair or restore under the Overlease or this Sublease. Notwithstanding anything to the contrary contained in this Sublease or in Article 3 of the Overlease, Subtenant shall not be obligated to remove any leasehold improvements in the Premises existing on the Commencement Date or to restore the Premises to its condition prior to the Commencement Date.

               16.5     Upon the Expiration Date or earlier
     termination of the Term, Subtenant shall either (i) remove any Alterations (as defined herein) made by Subtenant or (ii) reimburse Sublandlord for the incremental cost to Sublandlord for the removal of any of Subtenant s Alterations which Overlandlord requires, pursuant to the Overlease, to be removed by Sublandlord upon its surrender of the Entire Premises. The provisions of this subsection 16.5 shall survive the expiration of this Sublease.

             16.6 If the Premises are not surrendered upon the termination of this Sublease, Subtenant hereby indemnifies Sublandlord and holds Sublandlord harmless against any loss and/or liability resulting from delay by Subtenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or prospective tenant founded-upon such delay, or any loss of a prospective tenancy relating to such delay.

            16.7     In the event Subtenant remains in
     possession of the Premises after the termination of this Sublease without the execution of a new sublease, Subtenant, at the option of Sublandlord, may be deemed to be occupying the Premises as a tenant from month-to-month, at a monthly rental equal to three (3) times the Rental payable during the last month of the Term, subject to all other terms of the Sublease insofar as the same are applicable to a month-to month tenancy.

          17. CONSENT OF OVERLANDLORD TO THIS SUBLEASE. Subtenant hereby acknowledges and agrees that this Sublease is subject to and conditioned upon Sublandlord obtaining the written consent (the "CONSENT") of Overlandlord as provided in the Overlease. Such Consent shall not be deemed or construed to modify, amend or affect the terms and provisions of the Overlease or Sublandlord s obligations thereunder, which obligations shall continue as if the Sublease had not been made. Promptly following the execution and delivery of this Sublease by Sublandlord and Subtenant, Sublandlord shall submit this Sublease to Overlandlord. It is expressly understood and agreed that notwithstanding anything to the contrary contained herein, this Sublease shall not be valid, nor shall Subtenant take possession of the Premises or any part thereof, until an executed counterpart of this Sublease has been delivered to Overlandlord, and Overlandlord has delivered its Consent thereto. Subtenant hereby agrees that it shall cooperate in good faith with Sublandlord and shall comply with any reasonable requests made of Subtenant by Sublandlord or Overlandlord in the procurement of the Consent. In no event shall Sublandlord or Subtenant be obligated to make any payment to Overlandlord in order to obtain the Consent or the consent to any provision hereof, other than as expressly set forth in the Overlease. In the event that Overlandlord shall not have executed and delivered the Consent within thirty (30) days after the date of this Sublease, either party shall have the right to cancel this Sublease by written notice given to the other at any time thereafter prior to the execution and delivery of the Consent, and with the giving of such notice this Sublease shall be deemed canceled and of no further force or effect and neither party shall have any liability or obligation to the other in respect thereof except that Sublandlord shall return to Subtenant the first month s rent and the Security Deposit.

                18.     ASSIGNMENT, SUBLETTING AND MORTGAGING.

                 18.1     Subtenant shall not further assign,
     sell, transfer (whether by operation or law or otherwise), pledge, mortgage or otherwise encumber this Sublease or any portion of its interest in the Premises, nor sublet all or any portion of the Premises or permit any other person or entity to use or occupy all or any portion of the Premises without the consent of both Sublandlord and Overlandlord, and in accordance with the provisions of the Overlease.

               18.2   Subtenant shall not enter into any
     license, concession or other agreement which provides for rental or any other payments for use, occupancy or utilization of the Premises or any portion thereof based in whole or in part on the net income or profits derived by any person from the Premises or such portion.

                19.     SECURITY DEPOSIT. Upon the execution
     of this Sublease, Subtenant shall deposit with Sublandlord an amount equal to three (3) months Fixed Rent ($56,790.00), as security (the "Security") for the faithful performance and observance by Subtenant of the terms, provisions and conditions of this Sublease. It is agreed that in the event Subtenant defaults in respect of any of the terms, provisions and conditions of this Sublease, including, but not limited to, the payment of Rental, Sublandlord may use, apply or retain the whole or any part of the Security to the extent required for the payment of any Rental or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, covenants and conditions of this Sublease, including but not limited to, any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Sublandlord. In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of the Sublease, the Security shall be returned to Subtenant after the date fixed as the end of the Sublease and after delivery of entire possession of the Premises to Sublandlord. Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security and that neither Sublandlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Sublandlord applies or retains any portion or all of the Security deposited, Subtenant shall forthwith fully restore the amount so applied or retained.

           20.     ALTERATIONS AND MAINTENANCE.

               20.1     Subtenant shall not make any
     alterations, installations, improvements, additions, decorations, replacements or other physical changes (collectively, "ALTERATIONS") in or about the Premises without the prior consent of Sublandlord as required in accordance with Articles 3 and 57 of the Overlease.

                     20.2    Subtenant shall take good care of
     and maintain in good order and condition the Premises and the equipment and the fixtures and the appurtenances therein, subject to reasonable wear and tear. The foregoing sentence shall not be deemed to otherwise affect the Subtenant s maintenance obligations set forth in Article 4 of the Overlease, which provisions have been incorporated herein pursuant to Section 5.2 hereof.

            21.     MISCELLANEOUS.

                  21.1     This Sublease contains the entire
     agreement between the parties and all prior negotiations and agreements are merged in this Sublease. Any agreement hereafter made shall be ineffective to change, modify or discharge this Sublease in whole or in part unless such agreement is in writing and signed by the parties hereto. No provision of this Sublease shall be deemed to have been waived by Sublandlord or Subtenant unless such waiver be in writing and signed by Sublandlord or Subtenant, as the case may be. The covenants and agreements contained in this Sublease shall bind and inure to the benefit of Sublandlord and Subtenant and their respective permitted successors and assigns.

            21.2 In the event that any provision of this Sublease shall be held to be invalid or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Sublease shall be unaffected thereby.

             21.3     The paragraph headings appearing herein
     are for purpose of convenience only and are not deemed to be a part of this Sublease.

              21.4 This Sublease is offered to Subtenant for signature with the express understanding and agreement that this Sublease shall not be binding upon Sublandlord unless and until Sublandlord shall have executed and delivered a fully executed copy of this Sublease to Subtenant.

              21.5     All insurance obtained by Subtenant
     shall name Sublandlord, and such other parties as may be required in accordance with the Overlease, as additional named insureds as their interests may appear.

               21.6     This Sublease shall be governed by,
     and construed in accordance with, the laws of the State of New York.

               21.7     Sublandlord represents that to the
     best of its knowledge, neither Overlandlord nor Sublandlord is in default under the Overlease, that the Overlease is in full force and effect and that Sublandlord has not been notified that Overlandlord is in default under any mortgage or other agreement affecting the Building.

                21.8     If Millennium Financial Services,
     Inc. shall fail to observe and perform any provisions of any other sublease with Sublandlord for space in the Building, where such failure continues beyond any grace period set forth in such other sublease for the remedying of such failure, then in such event, Sublandlord may at any time thereafter give notice to Subtenant stating that this Sublease and the Sublease Term shall automatically expire and terminate on the date specified in such notice, whereupon this Sublease and the Sublease Term and all rights of Subtenant under this Sublease shall automatically expire and terminate and Subtenant shall then quit and surrender the Premises to Sublandlord.



               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement of Sublease as of the day and year first above written.


                         BARCLAYS BANK PLC,
                             Sublandlord



                         By:
                            ------------------------------
                            Name:
                            Title:


                         DVL, INC.
                             Subtenant



                         By:
                            ------------------------------
                            Name:
                            Title:

                           EXHIBIT "A"
                              Plan

                        TABLE OF CONTENTS

                                                     Page
                                                     ----
     1.  Subleasing of Premises........................1

     2.  Term..........................................1

     3.  Fixed Annual Rent and Additional Rent.........1

     4.  Electricity...................................6

     5.  Subordination to and Incorporation
          of the Overlease.............................6

     6.  Use; Signage..................................7

     7.  Covenants with Respect to the Overlease.......8

     8.  Services and Repairs..........................8

     9.  Consents......................................9

     10. Termination of Overlease.....................11

     11. Sublease, Not Assignment.....................11

     12. Damage, Destruction, Fire and Other Casualty;
          Condemnation................................11

     13. No Waivers...................................12

     14. Notices......................................12

     15. Broker.......................................12

     16. Condition of the Premises; Sublandlord Work..13

     17. Consent of Overlandlord to this Sublease.....14

     18. Assignment, Subletting and Mortgaging........14

     19. Security Deposit.............................15

     20. Alterations and Maintenance..................15

     16. Miscellaneous................................15
                               -i-